UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33530 (Commission File Number)	20-5952523 (I.R.S. Employer Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas (Address of principal executive offices)	75093 (Zip code)

Registrant’s telephone number, including area code: (469) 573-6755

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 —	Other Events.

On June 25, 2015, Green Brick Partners, Inc. (NASDAQ: GRBK) (the “Company”) entered into an Underwriting Agreement, with Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement relates to the public offering (the “Offering”) of 17,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $10.00 per share. The Company has also granted the underwriters a 30-day option to purchase up to 841,500 additional shares of Common Stock. The Offering is expected to close on July 1, 2015.

The Offering was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-204687), which was declared effective by the U.S. Securities and Exchange Commission on June 22, 2015, and the related Prospectus dated June 22, 2015 and the Prospectus Supplement dated June 25, 2015. Copies of the Underwriting Agreement and the Exhibit 5.1 opinion related to the Common Stock are filed as Exhibit 1.1 and Exhibit 5.1, respectively, to this Current Report on Form 8-K and are expressly incorporated by reference herein and into the Registration Statement. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the actual terms of Exhibit 1.1 attached hereto.

The Company issued a press release announcing the pricing of the Offering on June 25, 2015. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 —	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 25, 2015 by and among Green Brick Partners, Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named on Schedule A thereto.
5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP
23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)
99.1	Press release issued by the Company on June 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date:     July 1, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 25, 2015 by and among Green Brick Partners, Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named on Schedule A thereto.
5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP
23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)
99.1	Press release issued by the Company on June 25, 2015